SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 S. Orange Ave. Suite 1500 Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2020, the Company entered into a Purchase Agreement (“Agreement”), with Pocono Coated Products (“PCP”), pursuant to which PCP agreed to sell the Company all of the assets associated with its Transdermal, Topical, Cosmetic and Nutraceutical business (the “Business”), including: (1) all the equipment, intellectual property and trade secrets, cash balances, receivables, bank accounts and inventory, free and clear of all liens, except for certain lease obligations , and (2), a 100% of the membership interest in PCP’s subsidiary Active Intelligence, LLC (collectively, the “Assets”). PCP is the manufacturer of our transdermal products, and we bought that business from them. The purchase price for the Assets was (i) $6,000,000 paid in shares of the Company’s common stock at a value of the average price of the previous 90 days at the date of Closing (the “Shares”); (ii) a promissory note of the Company in the principal amount of $1,500,000, which is due upon the earlier of (a) twelve (12) months from issuance, or (b) immediately following a capital raise of no less than $4,000,000 and/or a public offering of no less than $4,000,000.

On August 31, 2021 we entered into an amendment to the Agreement with the parties to the Agreement that provides for an extension of the August 31, 2021 due date of the $1,500,000 note issued in the transaction to September 30, 2021, and extends the time limit set forth in Section 5.3(a) of the Agreement until September 30, 2021, for completion of the Listing (as defined in the Agreement) and for payment of the Note in full.

THE FOREGOING GENERAL DISCUSSION OF THE TERMS OF THE NOTE AND THE PURCHASE AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TERMS SET FORTH IN THE AMENDMENT ATTACHED AS AN EXHIBIT TO THIS CURRENT REPORT, AND DEFINED TERMS USED IN THE DESCRIPTION OF SUCH AMENDMENT IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN SUCH AMENDMENT, AS APPPLICABLE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.25	Amendment No. 1 dated, August 31, 2021, to Purchase Agreement dated August 1, 2020, by and among the Company, Pocono Pharmaceuticals, Inc., Pocono Coated Products, LLC, and Active Intelligence, LLC.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NUTRIBAND, INC.

Date: September 1, 2021	By:	/s/ Gareth Sheridan
R: Gareth Sheridan
Chief Executive Officer

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